                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                February 25, 2003



                                 PLUG POWER INC.
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                    0-27527                 22-3672377
(State or Other Jurisdiction     (Commission File         (I.R.S. Employer
     of Incorporation)                Number)            Identification No.)


                 968 Albany-Shaker Road, Latham, New York 12110
              (Address of Principal Executive Offices and Zip Code)

                                 (518) 782-7700
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         On February 25, 2003, Plug Power Inc. issued a press release announcing its earnings for the fourth quarter and year ended December 31, 2002. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements of the Business Acquired.

              Not applicable.

     (b) Pro Forma Financial Information.

              Not applicable.

     (c) Exhibits.

              99.1     Press release of Plug Power Inc. dated February 25, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:   February 25, 2003                      PLUG POWER INC.



                                                By: /s/  David A. Neumann
                                                    ----------------------------
                                                    David A. Neumann
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

         99.1     Press Release of Plug Power Inc. dated February 25, 2003.